UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE A CT OF 1934

Date of report (Date of earliest event reported)	September 13, 2007

CrossPoint Energy Company
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51699	98-0434381
(Commission File Number)	(IRS Employer Identification No.)

2801 Network Blvd., Suite 810 Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

(972) 818-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2007, J.W. Brown, a director of CrossPoint Energy Company (“CrossPoint”), announced his resignation from the Board of Directors effective on September 14, 2007. Mr. Brown resigned for personal reasons, and such resignation was not the result of a disagreement with CrossPoint or any member of the management or the Board of Directors of CrossPoint.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSPOINT ENERGY COMPANY

Date: September 19, 2007	By:	/s/ Daniel F. Collins
Daniel F. Collins President